Exhibit 99.1

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TC PipeLines, LP Assets

Northern Border
Tuscarora

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TC PipeLines, LP Performance

Net Income
(per Unit)
$2.08
$2.40
$2.50
$2.63
'00
'01
'02
'03

Distributions Declared
(per Unit)
$1.85
$1.975
$2.075
$2.175
'00
'01
'02
'03

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TC PipeLines, LP Performance

Cash from Investments
($ Millions)
42.0
45.3
53.8
52.4
'00
'01
'02
'03
Return of Capital
Tuscarora
Northern Border

Cash Utilization
($ Millions)
42.0
45.3
53.8
52.4
'00
'01
'02
'03
Discretionary Cash
Expenses
Distributions Paid

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Strong Returns

250
225
200
175
150
125
100
75
50
May 1999
February 2004

TC PipeLines, LP

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Yield Comparison

10%
9%
8%
7%
6%
5%
4%
3%
Pipe & Midstream MLP Average
TC PipeLines, LP
10-Year Treasury
Jan-02
Jun-02
Nov-02
Apr-03
Sep-03
Feb-04

TC PipeLines, LP

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TransCanada's Assets

Northern Border
Tuscarora
Wholly-owned Pipelines
North American Joint Venture Pipelines
Unaffiliated Pipeline
Power Plants

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Gas Demand (Bcf/d)

Demand (Bcf/d)
70
79
85
2002 2010 2015
Western Canada
4.3
6.3
7.0
2002 2010 2015
Western U.S.
11.4
14.5
15.4
2002 2010 2015
Midwest
14.1
16.4
17.2
2002 2010 2015
U.S. Northeast
(Mid Atlantic & New England)
8.6
10.6
11.5
2002 2010 2015
Current Gas Demand
Power Generation
Other

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New Supply is Needed (Bcf/d)

North
0.0 1.1 6.6
2002 2010 2015
WCSB
16.8 17.8 17.9
2002 2010 2015
Rockies
6.1 8.3 9.2
2002 2010 2015
Gulf Coast
26.0 25.6 25.1
2002 2010 2015
Demand (Bcf/d)
70 79 85
2002 2010 2015
Sable
0.5 1.0 1.0
2002 2010 2015
0.6 6.7 8.1
2002 2010 2015
LNG Imports

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Northern Pipelines

Prudhoe Bay
Mackenzie Delta
Inuvik
Mackenzie Valley
Alaska Highway
Alberta/NWT
Boundary Lake
Kingsgate
Empress
Monchy
Northern Border
Tuscarora

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Northern Border Pipeline
Facilities

Monchy
MT
ND
MN
SD
Chicago
Ventura
IA
Harper
North
Hayden
Manhattan
IL
IN

TC PipeLines, LP

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Northern Border Pipeline
Outlook

- **Re-contracting**
- **Recapitalization**
- **PUHCA**

TC PipeLines, LP

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Tuscarora Gas Transmission
Facilities

Oregon
Malin
Nevada
Reno
California

TC PipeLines, LP

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Tuscarora Gas Transmission
Historical Development

Radar Station
Nevada
Shoetree Station
California
Hungry Valley
Lateral
Wadsworth
Booster
Reno
Malin
Reno

TC PipeLines, LP

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Tuscarora Gas Transmission
Organic Growth - 2005

Radar Station
Likely Station
(Proposed)
Nevada
Shoetree Station
California
Wadsworth
Booster
(Unit Addition)
Reno

Malin
Reno

2005 Expansion

TC PipeLines, LP

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The Master Limited Partnership Investor Conference

March 2, 2004

Ron Turner, President & CEO

[LOGO]

[GRAPHIC]

Forward Looking Information

This presentation includes forward-looking statements regarding future events and the future financial performance of TC PipeLines, LP.  Words such as “believes”, “expects”, “intends”, “forecasts”, “projects”, and similar expressions, identify forward-looking statements within the meaning of the Securities Litigation Reform Act.  All forward-looking statements are based on the Partnership’s current beliefs as well as assumptions made by and information currently available to the Partnership.  These statements reflect the Partnership’s current views with respect to future events.  Important factors that could cause actual results to materially differ from the Partnership’s current expectations include regulatory decisions, particularly those of the Federal Energy Regulatory Commission, the Securities and Exchange Commission, majority control of the Northern Border Pipeline management committee by affiliates of Enron Corp., which has filed for bankruptcy protection, the failure of a shipper on either one of the Partnership’s pipelines to perform its contractual obligations, cost of acquisitions, future demand for natural gas, overcapacity in the industry, and other risks inherent in the transportation of natural gas as discussed in the Partnership’s filings with the Securities and Exchange Commission, including the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2002.

TC PipeLines, LP Assets

[GRAPHIC]

30% general partner interest in Northern Border Pipeline

49% general partner interest in Tuscarora Gas Transmission

TC PipeLines, LP Performance

Net Income
(per Unit)

[CHART]

Distributions Declared
(per Unit)

[CHART]

Cash from Investments
($ Millions)

[CHART]

Cash Utilization
($ Millions)

[CHART]

Strong Returns

[CHART]

Yield Comparison

[CHART]

Strategy

1.                        Focus on natural gas transmission assets that:

•                       are underpinned with long-term transportation contracts

•      have organic growth potential

•        connect to growing natural gas consuming markets

•        connect to growing natural gas supply

2.                           Maintain strong financial position

3.                           Leverage from TransCanada’s expertise in natural gas transmission industry

TransCanada’s Assets

[GRAPHIC]

Gas Demand (Bcf/d)

[GRAPHIC]

Demand (Bcf/d)

[CHART]

Western Canada

[CHART]

Western U.S.

[CHART]

Midwest

[CHART]

U.S. Northeast

(Mid Atlantic & New England)

[CHART]

New Supply is Needed (Bcf/d)

[GRAPHIC]

Demand (Bcf/d)

[CHART]

North

[CHART]

WCSB

[CHART]

Rockies

[CHART]

Gulf Coast

[CHART]

Sable

[CHART]

LNG Imports

[CHART]

Northern gas and LNG imports will be needed to meet North American demand.

Northern Pipelines

[GRAPHIC]

Northern Border Pipeline

Facilities

•       1,249 miles

•       Receipt capacity: 2.4 Bcf/d

•       2003 throughput: 881.8 Bcf

•       Weighted average contract life: 3.3 years

•       22% of all natural gas imported from Canada

Northern Border Pipeline

Outlook

•         Re-contracting

•         Recapitalization

•         PUHCA

Tuscarora Gas Transmission

Facilities

•         240 miles

•         Receipt capacity: 191 MMcf/d

•         11,400 HP compression

•         2003 throughput: 22.0 Bcf

•         Weighted average contract life: 11 years

Tuscarora Gas Transmission

Historical Development

2001 Expansion - $10M

•         Hungry Valley

•         14 mile NPS16 Lateral

2002 Expansion - $39M

•         3 compressors

•         11 mile NPS20 extension

•         Additional capacity: 55 MMcf/d

Tuscarora Gas Transmission

Organic Growth - 2005

2005 Expansion

•         2 compressors

•         Additional capacity: 50 MMcf/d

•         15-year contracts

•         Capital budget is $17 million

•         In service November 2005

Conclusion

•           Well positioned assets

•           Solid cash flow coverages

•           Attractive yield

•           General partner is recognized for expertise in natural gas transmission industry

•           Disciplined growth strategy

The Master Limited Partnership Investor Conference

March 2, 2004

Ron Turner, President & CEO